    As filed with the Securities and Exchange Commission on March 30, 2001

                                                      Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------

                                   Telik, Inc
             (Exact name of registrant as specified in its charter)

       Delaware                                                  93-0987903
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)

                               ----------------

                             750 Gateway Boulevard
                         South San Francisco, CA  94080
                                 (650) 244-9303
                    (Address of principal executive offices)

                               ----------------

                           2000 Equity Incentive Plan
                       2000 Employee Stock Purchase Plan
                           (Full title of the plans)

                          Michael M. Wick, M.D. Ph.D.
                President, Chief Executive Officer and Chairman
                                  Telik, Inc.
                             750 Gateway Boulevard
                         South San Francisco, CA  94080
                                 (650) 244-9303
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ----------------

                                   Copies to:
                             Deborah Marshall, Esq.
                               Cooley Godward LLP
                         One Martime Plaza, 20th Floor
                            San Francisco, CA  94111
                                 (415) 693-2000

                               ----------------

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                              Proposed Maximum     Proposed Maximum
     Title of Securities                                          Offering            Aggregate          Amount of
       to be Registered         Amount to be Registered (2)  Price per Share (1)  Offering Price (1)  Registration Fee
-----------------------------------------------------------------------------------------------------------------------------------
Stock Options and Common
 Stock (par value $.01)              3,950,000 shares              $4.6094           $18,207,130          $4,552.00
====================================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on March 26, 2001 as reported on the Nasdaq National Market.

(2) This Registration Statement shall cover any additional shares of Common Stock which become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of shares of the Registrant's outstanding Common Stock.

                   INCORPORATION BY REFERENCE OF CONTENTS OF
               REGISTRATION STATEMENT ON FORM S-8 NO. 333-44826

     The contents of Registration Statement on Form S-8 No. 333-44826 filed with the Securities and Exchange Commission on August 30, 2000 are incorporated by reference herein.


                                    EXHIBITS

Exhibit
Number
------
   5.1      Opinion of Cooley Godward LLP

  23.1      Consent of Ernst & Young LLP, Independent Auditors

  23.2      Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
            Registration Statement

  24        Power of Attorney is contained on the signature pages.

  99.1*     2000 Equity Incentive Plan and forms of grant thereunder.

  99.2*     2000 Employee Stock Purchase Plan and form of offering thereunder.

------------------------
* Incorporated by reference to the Registrant's Registration Statement on Form S-8 (No. 333-44826) filed with the Securities and Exchange Commission on August 30, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on March 27, 2001.

                                    Telik, Inc.

                                    By:   /s/ Michael M. Wick
                                        ----------------------
                                        Michael M. Wick, M.D., Ph.D.
                                        President, Chief Executive Officer
                                        and Chairman


                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael M. Wick and Cynthia M. Butitta, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                   Signature                                       Title                          Date
        /s/ Michael M. Wick                      President, Chief Executive Officer          March 27, 2001
-----------------------------------------------  and Chairman
    Michael M. Wick, M.D., Ph.D.                 (Principal Executive Officer)

        /s/ Cynthia M. Butitta                   Chief Operating Officer and Chief           March 27, 2001
-----------------------------------------------  Financial Officer (Principal Financial
         Cynthia M. Butitta                      and Accounting Officer)

       /s/ Jean Deleage                          Director                                    March 27, 2001
-----------------------------------------------
       Jean Deleage, Ph.D.

       /s/ David R. Bethune                      Director                                    March 27, 2001
-----------------------------------------------
         David R. Bethune

       /s/ David W. Martin                       Director                                    March 27, 2001
-----------------------------------------------
    David W. Martin, Jr., M.D.

                   Signature                                       Title                          Date

      /s/ Stefan Ryser                           Director                                    March 27, 2001
-----------------------------------------------
     Stefan Ryser, Ph.D.

     /s/ Jerrold L. Glick                        Director                                    March 27, 2001
-----------------------------------------------
      Jerrold L. Glick

                                 EXHIBIT INDEX

Exhibit
Number
------
   5.1      Opinion of Cooley Godward LLP

  23.1      Consent of Ernst & Young LLP, Independent Auditors

  23.2      Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
            Registration Statement

  24        Power of Attorney is contained on the signature pages.

  99.1*     2000 Equity Incentive Plan and forms of grant thereunder.

  99.2*     2000 Employee Stock Purchase Plan and form of offering thereunder.

-----------------
* Incorporated by reference to the Registrant's Registration Statement on Form S-8 (No. 333-44826) filed with the Securities and Exchange Commission on August 30, 2000.